SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )
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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Sec. 240.14a-12
Global X Funds

(Name of Registrant as Specified In Its Charter)
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☐	Fee paid previously with preliminary proxy materials.

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600 Lexington Avenue 20th floor New York, New York 10022

NOTICE OF SECOND ADJOURNMENT
June 8, 2018

Dear Shareholder,

As the President of Global X Funds, I am writing to you with an urgent appeal for your help. Today, we adjourned the special meeting of shareholders for a second time to provide all shareholders who have not yet submitted their proxy voting instructions with additional time to do so. It is critical that we receive your proxy vote in order to proceed with important business of the Funds.

Our records indicate that Global X Funds has not yet received your proxy voting instructions. Please help us to avoid any further delay and the cost associated with these follow-up communications. We do need your proxy vote as soon as possible.

The Funds’ Board recommends that shareholders of each Global X Fund vote FOR the proposals. Details of the special meeting are described in the proxy statement, which can be found at proxyonline.com/docs/globalx.pdf. If you have any proxy related questions, or would like to cast your proxy vote by phone, please call 1-800-967-5068 (or 1-212-771-1133 for international callers). Representatives are available Monday through Friday 9 a.m. to 11 p.m. and Saturday 10 a.m. to 6 p.m. Eastern Time.

We are grateful for your investment with Global X Funds, and we would not continue to contact you if the matter was not urgent. Please help us by casting your vote today.

Sincerely,

Luis Berruga President

How do I vote? We need your proxy vote as soon as possible to allow us to proceed with important business of the Funds. There are four convenient methods for casting your important proxy vote:

Vote by Phone with a Representative: You may cast your vote by telephone with a proxy representative by calling toll-free 1-800-967-5068 (or 1-212-771-1133 for international callers). Representatives are available Monday through Friday 9 a.m. to 11 p.m. and Saturday 10 a.m. to 6 p.m. Eastern Time.
Vote by touch-tone phone: You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card(s).
Vote online: You may cast your vote by visiting the web address located on the enclosed proxy card(s) and following the instructions on the website.
Vote by mail: You may cast your vote by signing, dating and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided. Please consider using one of the first three voting options listed so that your vote will be received in time for the adjourned special meeting.
An adjourned meeting will be held on June 15th for any Funds that require additional time for shareholders to submit their voting instructions. For those Funds that require additional time, Global X may further adjourn the meeting until June 22nd, June 29th, or later.

600 Lexington Avenue 20th floor New York, New York 10022

NOTICE OF SECOND ADJOURNMENT
June 8, 2018

Dear Shareholder,

As the President of Global X Funds, I am writing to you with an urgent appeal for your help. Today, we adjourned the special meeting of shareholders for a second time to provide all shareholders who have not yet submitted their proxy voting instructions with additional time to do so. It is critical that we receive your proxy vote in order to proceed with important business of the Funds.

Our records indicate that Global X Funds has not yet received your proxy voting instructions. Please help us to avoid any further delay and the cost associated with these follow-up communications. We do need your proxy vote as soon as possible.

The Funds’ Board recommends that shareholders of each Global X Fund vote FOR the proposals. Details of the special meeting are described in the proxy statement, which can be found at proxyonline.com/docs/globalx.pdf. If you have any proxy related questions, or would like to cast your proxy vote by phone, please call 1-800-967-5068 (or 1-212-771-1133 for international callers) and ask for extension 12. Representatives are available Monday through Friday 9 a.m. to 11 p.m. and Saturday 10 a.m. to 6 p.m. Eastern Time.

We are grateful for your investment with Global X Funds, and we would not continue to contact you if the matter was not urgent. Please help us by casting your vote today.

Sincerely,

Luis Berruga President

How do I vote? We need your proxy vote as soon as possible to allow us to proceed with important business of the Funds. There are four convenient methods for casting your important proxy vote:

Vote by Phone with a Representative: You may cast your vote by telephone with a proxy representative by calling toll-free 1-800-967-5068 (or 1-212-771-1133 for international callers) and ask for extension 12. Representatives are available Monday through Friday 9 a.m. to 11 p.m. and Saturday 10 a.m. to 6 p.m. Eastern Time.
Vote by touch-tone phone: You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card(s).
Vote online: You may cast your vote by visiting the web address located on the enclosed proxy card(s) and following the instructions on the website.
Vote by mail: You may cast your vote by signing, dating and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided. Please consider using one of the first three voting options listed so that your vote will be received in time for the adjourned special meeting.
An adjourned meeting will be held on June 15th for any Funds that require additional time for shareholders to submit their voting instructions. For those Funds that require additional time, Global X may further adjourn the meeting until June 22nd, June 29th, or later.